Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent events

NOTE 28: Subsequent events

On January 9, 2026, mdxhealth and Exact Sciences signed an amendment to defer and extend the earnout obligation related to the GPS acquisition in 2022. Per the terms of the amendment, the remaining earnout payments owed to Exact Sciences will be paid as follows: $15.0 million in 2026, $18.0 million in 2027, and $21.5 million in 2028. In consideration, mdxhealth agreed to issue to Exact Sciences warrants exercisable into 3 million shares of common stock of mdxhealth at an exercise price of $5.265 per warrant. The Company estimates that this amendment will result in a decrease to the net present value of the contingent consideration liability of approximately $5.1 million, while the initial fair value of the newly issued warrants is estimated at $3.9 million. Because this transaction occurred after the reporting date, it is treated as a non-adjusting subsequent event and its financial impact will be recognized in the 2026 financial period.

On March 30, 2026, OrbiMed advanced $20 million in gross proceeds to the Company, following notice by the Company of its option to draw the third tranche pursuant to the credit agreement, and after meeting the necessary revenue, cash, and customary conditions for the draw. Refer to Note 16 for further details on the OrbiMed credit agreement.